
ROCKWELL MEDICAL
ROCKWELL MEDICAL

ROCKWELL MEDICAL

Investor Presentation

May 15, 2023

RMTI

Nasdaq Listed

Forward-Looking Statements

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of federal securities laws, including, but not limited to, Rockwell's expectations regarding revenue, profitability, financial position, reliance on capital investments, ability to grow, industry leadership position, royalties from international partnerships, Rockwell Medical's intention to develop FPC for new indications, and maintain concentrate sales. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "can," "could," "would," "develop," "plan," "potential," "predict," "forecast," "project," "plan," "intend," "positioned to," "guidance" or the negatives of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Rockwell Medical believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Rockwell Medical's SEC filings), many of which are beyond our control and subject to change. Actual results could be materially different. Risks and uncertainties include: the risk that we do not become profitable or achieve revenue or gross profit targets; the risk that we are unable to reduce our reliance on capital markets; the risk that we are unable to achieve our corporate goals and projected milestones, including geographic expansion, commercial partnerships and new product opportunities; the risk that we are not able to develop FPC for other indications; the risk that FPC is unsafe or not efficacious for new indications; the risk that market opportunities are smaller than estimated; the impact of any further increases in raw material, labor, fuel or other input costs, particularly if we are unable to pass these cost increases along to our customers; the risk that we are unable to obtain additional financing and raise capital as necessary to fund operations or pursue business opportunities; expected financial performance, including cash flows, revenues, growth, margins, funding, liquidity and capital resources; and those risks more fully discussed in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2022, as such description may be amended or updated in any subsequent reports we file with the SEC. Rockwell Medical expressly disclaims any obligation to update our forward-looking statements, except as may be required by law.

TRIFERIC® is a registered trademark of Rockwell Medical, Inc. TRIFERIC® AVNU is pending with the U.S. Patent and Trademark Office. All other product names, logos, and brands are property of their respective owners in the United States and/or other countries. All company, product and service names used on this website are for identification purposes only. Use of these names, logos, and brands does not imply endorsement.

All data as of March 31, 2023 unless otherwise noted.

Rockwell Medical At A Glance

Business Overview

- Healthcare company that develops, manufactures, commercializes, and distributes a portfolio of hemodialysis products for dialysis providers worldwide
- Second largest supplier of acid and bicarbonate concentrates for dialysis patients in the U.S.
- Restructured business in 2H'22 to reposition company for potential future growth
- Expects to achieve profitability in 2024, strengthen overall financial position, reduce Company's reliance on capital markets

Financial Metrics

- 2022 Revenue = $72.8M, highest full-year revenue-to-date
- Q1'23 Revenue = $19.7M. 2023 Revenue Guidance = $78M-$82M
- Q1'23 Gross Profit = $2.6M. 2023 GP Guidance = $7M-$9M
- Positioned to achieve $100M in revenue over next few years
- Significantly reduced expenses and paid down debt
- Expect to achieve profitability in 2024

Current Capitalization	
Share Price[a]:	$2.41 (Nasdaq: RMTI)
Market Cap[b]:	$33.1M
Total Cash:	$16.8M
Total Debt:	$10.0M

[a] Share price at market close on 5/15/23.
[b] Calculation based on 13,743,673 shares outstanding as of 5/12/23.

Executive Management Team



Mark Strobeck, Ph.D.
President and CEO

Aquilo · Assertio · gsk · SR One · TOPAZ Pharmaceuticals



Paul E. McGarry, CPA
SVP, Finance and Chief Accounting Officer

Alyvant · Champions Oncology · Deloitte & Touche



Megan Timmins
EVP, Chief Legal Officer and Secretary

aramark · Assertio · Zyla life sciences



Tim T. Chole
SVP, Sales and Marketing

Baxter · Cochlear · GAMBRO · Watson Pharmaceuticals



Marc Hoffman, M.D.
SVP, Chief Medical Officer

Baxter · celerion · COVANCE · Hospira



Heather R. Hunter
SVP, Chief Corporate Affairs Officer

W. P. CAREY · SAFEGUARD · Venatorx


ROCKWELL
MEDICAL

Corporate Strategy

- Be *the* Global Leader in Hemodialysis Concentrates
- Provide Customers with the Highest Quality and Most Reliable Products and Services
- Achieve Profitability and $100M+ Annual Revenue
- Focus on Innovative, Long-Term Growth Opportunities

ROCKWELL MEDICAL

What is Hemodialysis?

- Procedure whereby a dialysis machine and a special filter called an artificial kidney — or dialyzer — are used to clean a patient's blood.
- Filters out wastes, salts, and excess fluid, and corrects electrolyte and acid-base imbalances for people who have kidney failure, or end-stage kidney disease (ESKD).
- Standard of Care. Accounts for ~90% of all dialysis therapies.
- Performed at a free-standing outpatient dialysis center, a hospital-based outpatient center, or a patient's home.
- Approx. 475,000 patients in U.S. require in-center hemodialysis annually[a].
- Each patient receives approximately three treatments per week, totaling ~150 in-clinic procedures per patient per year.
- Each treatment requires 3.3 gallons of concentrate per patient per treatment.

(a) 2022 United States Renal Data System (USRDS) Annual Data Report. Published by the Chronic Disease Research Group (CDRG) in partnership with the National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK), National Institutes of Health (NIH), Department of Health and Human Services (HHS). Accessed January 2023. https://www.niddk.nih.gov/about-niddk/strategic-plans-reports/usrds.

U.S. In-Center Hemodialysis Concentrates Market

Estimated growth driven primarily by increasing number of patients suffering from end-stage kidney disease


$380M
$500M
TODAY
2026

SOURCE: "Rockwell Medical: Concentrates Growth Strategy Report", L.E.K. Consulting LLC (2022)

Indispensable Player in a Large and Expanding Market

- Rockwell Medical currently serves 1700+ dialysis clinics and growing.
- Rockwell Medical is one of two manufacturers and suppliers that has scalability and transportation infrastructure to service the 7,200+ dialysis clinics in the U.S., along with select international markets.


ROCKWELL

Smaller Competitors	Largest Competitor
• Unproven track record • Lack scalability	• Inconsistent supply • Sources from Rockwell

ROCKWELL MEDICAL

- ✓ High-Quality Products
- ✓ Reliable Delivery Service
- ✓ World-Class Customer Service

Potential Growth Opportunities and Revenue Streams

Geographic Expansion

- To-date, Rockwell has been geographically concentrated in the East, South, Midwest
- Currently, one large primary supplier in the West
- Represents approximately a $100M opportunity
- Focus in 2023 on accessing West through acquisition or opening new facility

Complementary Products

- Expand product opportunities
- Leverage domain expertise in manufacturing and distribution to develop and/or in-license new products including single-use formulations; new product formulations; and/or additional products in dialysis

Market Consolidation

- Hemodialysis Market ripe for Consolidation
- Develop Commercial Partnerships
- Seek opportunities in U.S. and ex-U.S. to expand hemodialysis concentrates business

International Partnerships

Ferric Pyrophosphate Citrate (FPC) Platform

Indicated for the replacement of iron to maintain hemoglobin in adult patients with hemodialysis-dependent chronic kidney disease

Bypasses the liver, delivers iron directly to circulating transferrin[1]

Replaces iron and maintains hemoglobin[2]

Fe^{3+} Delivers bioavailable iron even in the presence of inflammation and hepcidin block[3]

TRIFERIC Internationally

- Expect royalties from our strategic international partnerships
- Reimbursement mechanisms may be more supportive of innovative dialysis products

✓ **Proven efficacy**

Shown to be effective as an iron deficiency anemia therapy for hemodialysis patients

✓ **Established safety profile**

Adverse events similar to placebo in clinical trials[2,3]
Over 1.5 million doses with no reports of SAEs

[1] Pratt R, et al. Biometals. 2018;31(6):1081-1089
[2] Fishbane SN, et al. Ferric pyrophosphate citrate (Triferic™) administration via the dialysate maintains hemoglobin and iron balance in chronic hemodialysis patients. Nephrol Dial Transplant. 2015;30(12):2019-2026.
[3] TRIFERIC Prescribing Information. Wixom, MI: Rockwell Medical, Inc.; 2018

FPC Development Pipeline



Preclinical
Phase 1
Phase 2
Phase 3
Submitted
Approved
Commercial
Partners
Hb Maintenance in Dialysis Patients
TRIFERIC® (Dialysate) Korea
TRIFERIC® AVNU (I.V.) Korea
TRIFERIC® AVNU (I.V.) Turkey
TRIFERIC® AVNU (I.V.) China
TRIFERIC® AVNU (I.V.) India
Development work on Hold
TRIFERIC® AVNU (I.V.) Peru
Development work on Hold
TRIFERIC® AVNU (I.V.) Chile
Development work on Hold
drogsan
WANBANG
SUN
QUIMICA EUROPEA
BioRenal SpA
Home Infusion
FPC for Iron Deficiency Anemia in Home Infusion*
Development work on Hold
Acute Heart Failure
FPC for Iron Deficiency in Acute Heart Failure*
Development work on Hold

ROCKWELL MEDICAL

Financials and Milestones

Delivering on New Business Strategy

Highest quarterly revenue to-date, improved financial performance

(In Thousands, Except Per Share Amounts)	Three Months Ended March 31			
	2023		2022	
Net Sales	$	19,668	$	16,124
Gross Profit (Loss)	$	2,599	$	(786)
Operating Loss	$	(1,427)	$	(6,626)
Net Loss	$	(1,750)	$	(7,162)
Basic and Diluted Net Loss per Share*	$	(0.10)*	$	(0.84)

** Basic and Diluted Net Loss per Share includes 5,911,000 of shares of common stock issuable upon the exercise of the pre-funded warrants in the weighted average shares of common stock outstanding for the three months ended March 31, 2023. For more details, see Note 3 on Form 10-Q filed May 15, 2023.*

Cash and cash equivalents at March 31, 2023 was $16.8 million

Focused on Driving Business to Profitability in 2024

... along with revenue growth, reducing expenses and paying down debt



Revenue
($M)
85
80
75
70
65
60
78.0 – 82.0
72.8
61.9
2021
2022
2023 GUIDANCE



Gross Profit (Loss)
($M)
10
9
8
7
6
5
4
3
2
1
0
-1
-2
-3
7.0 - 9.0
4.1
(2.4)
2021
2022
2023 GUIDANCE



Debt*
($M)
20
15
10
5
0
21.6
10.0
8.0
2.0
0
YE'21
YE'22
YE'23
YE'24
3/16/25

* The Loan and Security Agreement with Innovatus Life Sciences Lending Fund I, LP will mature on March 16, 2025.

Projected Milestones for 2023

- Complete 100% Transfer of Baxter Business with Preferred Economics
- Expand Partnerships with Existing Hemodialysis Customers
- Grow Concentrates Business by Adding New Customers
- Distribute Hemodialysis Products in New Geographies
- Increase TRIFERIC® Sales in Korea (Jeil Pharmaceutical)
- Drive Business Towards Profitability
- Further Reduce Debt


HAPPY
25TH
LISTING ANNIVERSARY
ROCKWELL MEDICAL
RMTI NasdaqListed
Nasdaq

Why Invest in Rockwell Medical?

- ❑ Revenue-Generating Business
- ❑ Large and Growing Market Opportunity
- ❑ Path to Profitability in 2024
- ❑ Strengthened Financial Position
- ❑ Attractive Valuation


ROCKWELL
MEDICAL
www.rockwellmed.com
IR@rockwellmed.com
ROCKWELL